UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 10, 1999
                                                        -----------------

                           QUEENS COUNTY BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                       0-22278                 06-1377322
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(State or other jurisdiction of    Commission File Number     (I.R.S. Employer
incorporation or organization)                               Identification No.)

                   38-25 Main Street, Flushing, New York 11354
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                    (Address of principal executive offices)

       (Registrant's telephone number, including area code) (718) 359-6400
                                                            --------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

                           CURRENT REPORT ON FORM 8-K

Item 1.     Changes in Control of Registrant

            Not applicable.

Item 2.     Acquisition or Disposition of Assets

            Not applicable.

Item 3.     Bankruptcy or Receivership

            Not applicable.

Item 4.     Changes in Registrant's Certifying Accountant

            Not applicable.

Item 5.     Other Events

            Queens County Bancorp, Inc. (the "Company"), a Delaware Corporation, has established April 19, 2000 as the date of its Annual Meeting of Shareholders. The meeting will commence at 10:00 a.m., Eastern Standard Time, and be held at the Sheraton LaGuardia East Hotel in Flushing, New York.

            In addition, March 3, 2000 was established as the date of record for voting at the Annual Meeting; proxy materials will be mailed, together with the Company's 1999 Annual Report to Shareholders, on or about March 17, 2000.

Item 6.     Resignations of Registrant's Directors

            Not applicable.

Item 7.     Financial Statements and Exhibits

            (a)   No financial statements of businesses acquired are required.

            (b)   No pro forma financial information is required.

            (c) Attached as an exhibit is the Company's press release announcing the establishment of the Annual Meeting date.

Item 8.     Change in Fiscal Year

            Not applicable.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 10, 1999               QUEENS COUNTY BANCORP, INC.
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     Date
                                /s/ Joseph R. Ficalora
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                                Joseph R. Ficalora
                                Chairman, President, and Chief Executive Officer